--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             Georgia Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
Georgia Tax-Free Bond Fund

* Tax-free municipal bonds fared well amid the sometimes turbulent financial market conditions of the past 12 months.

* Yields on tax-free bonds approached parity with yields on taxable bonds before easing in recent months.

* The Georgia Bond Fund's 6- and 12-month returns of 2.19% and 5.73%, respectively, exceeded the average return of similar funds for both periods.

* Performance benefited from the fund's low expense ratio, a longer duration, and a focus on high-quality bonds.

* Continued low inflation and slower economic growth should benefit municipal bonds in coming months.

================================================================================

Fellow Shareholders

   The environment for municipal bonds was generally positive during your fund's fiscal year ended February 28, 1999, as most interest rates were unchanged to somewhat lower on balance. Against this background, the Georgia Bond Fund provided solid returns that exceeded its peer group average for both the 6- and 12-month periods.

Market Environment

     The municipal bond market avoided much of the disorder that roiled other fixed income markets over the past year. Worldwide economic turmoil, especially from August to October, drove 30-year Treasury yields to a record low of 4.7% as investors sought the safe haven of the U.S. Treasury market -- a classic flight to quality. Municipal yields also moved lower, but in a more muted fashion. During this same period, 30-year AAA municipal yields approached 4.6%. Consequently, taxable Treasury yields approached parity with tax-exempt municipals, especially in longer maturities--a highly unusual occurrence in the absence of serious proposals to alter the federal tax structure.

     [Edgar description: A line chart showing the T. Rowe Price Georgia Bond Yield Index from 2/28/98 to 2/28/99. Source: T. Rowe Price Associates]

     To blunt the effects of a global financial crisis triggered by Russia's midsummer debt default, the Federal Reserve cut the key federal funds rate in three steps from 5.50% to 4.75% during the fall of 1998. By year-end, hints of stability had appeared worldwide, while the U.S. economy remained robust. The sustained strength of the U.S. economy surprised market participants, and interest rates rose during the winter as investors worried that the Fed might reverse its policy stance to stem growth. Long-term Treasury yields retreated above 5.5%, and long-term municipal yields, again reacting more moderately, rose to approximately 5.0%. In contrast, short- and intermediate-term municipal yields declined on balance during the period, reflecting the more direct impact of Fed action on short-term rates as well as strong demand for municipal money market securities. Georgia bond yields, shown in the chart on page 1, followed national trends.

==================================
Georgia continued to show the
vitality and population growth
that have distinguished the
state as an economic leader . . .
==================================

     Georgia continued to show the vitality and population growth that have distinguished the state as an economic leader for several years. Unemployment rates reached a new low of 3.9% compared with 4.4% in 1998 and the current national average of 4.3%. In January of 1999, the state's employment gains of 3.1% ranked twelfth among all states. The strongest sectors continued to be construction, services, and finance/real estate. While employment growth in manufacturing was minimal, at least it did not decline as in the U.S. as a whole.

     Once again, revenue collections exceeded projections, enabling the state to fully fund its reserves and provide a cushion for the future. The revenue shortfall reserve and lottery reserve funds have been steadily rebuilt since the recession of the early 1990s, when reserves were drawn down to zero. Additionally, the increased collections have allowed the state to distribute a record $251.2 million in state aid to local county and city governments and school boards. In his 1999 budget proposal, newly elected Governor Roy Barnes has proposed further local relief in the form of an $83 million property tax cut.

     The Atlanta metro region, home to over 2.5 million people, remains a dominant economic center for the Southeast. Unlike much of the state, which has a manufacturing-based economy, the metro region is an increasingly service-oriented area with significant expansion in trade and transportation. During the recent period of rapid suburban population growth and residential and commercial development, local governments have faced budgetary and infrastructure-related pressures. So far, regional leadership has successfully managed its growth without unduly burdening taxpayers or jeopardizing the strong credit ratings the region currently enjoys.

Performance and Strategy Review

     The municipal market in Georgia was virtually unchanged for the six-month period. The fund's share price closed at $11.03, just a penny lower than on August 31, 1998. Your fund provided solid returns for the 6- and 12- month periods that again surpassed those of its peer group average. Results benefited from the relatively low volatility and were driven by income, with dividends per share totaling $0.25 for each six-month period. In particular, the longer-term return of 5.73% substantially exceeded the average, as shown in the table. Favorable performance versus our peers was also aided by low expenses. The fund's expense ratio of 0.65% is lower than three-quarters of the 34 funds in its Lipper peer group, which enables a high level of income to pass through to shareholders.

================================================================================
    Performance Comparison
    ----------------------

    Periods Ended 2/28/99         6 Months       12 Months
    ---------------------         --------       ---------
    Georgia Tax-Free
    Bond Fund                       2.19%          5.73%

    Lipper Georgia Municipal
    Debt Funds Average              1.84           5.03
================================================================================

     Our strategy over the past six-month period was basically unchanged. We maintained a slightly longer than average duration for most of the period, reflecting optimism that interest rates would fall modestly. In fact, long-term rates were little changed, but the portfolio did benefit from falling short- and intermediate-term rates, as nearly one-quarter of our holdings have maturities shorter than 10 years.

     For some time now we have emphasized the 15-year range in our security selection, in part to dampen the negative effects on the portfolio of a potential rise in rates. This focus also contributed to the fund's performance advantage as this area of the yield curve earned the best total returns of all maturity ranges for the past six months. We continue to target this maturity range in our purchases for its favorable long-term risk/return characteristics.

=====================================================
High Rating for Risk-Adjusted Returns

     The  Georgia   Bond  Fund   received  a  high
Morningstar  Ratingtrademark  of  four  stars  for
overall  risk-adjusted  returns as of February 28,
1999.   The   well-known   mutual  fund   research
company's ratings reflect longer-term performance as well as the amount of risk taken to achieve it.
The fund was rated among 1,576 and 1,109 municipal bond funds for the three- and five-year periods ended February 28, 1999. The top 10% of funds in a category receive five stars, and the next 22.5% receive four stars.* Of course, past trends may not continue.

     *  Morningstar  proprietary  ratings  reflect
historical   risk-adjusted   performance   as   of
2/28/99.   Ratings  may  change  monthly  and  are
calculated  from the fund's 3- and 5-year  average
annual  returns in excess of the  90-day  Treasury
bill returns, with appropriate fee adjustments and
a risk factor that reflects fund performance below
90-day Treasury bill returns.  The fund received 4
stars for the 3- and 5-year periods.
=====================================================

     The fund's overall high quality contributed to its performance advantage for the period. Despite a modest increase in the yields available on lower-quality securities compared with those of higher quality, we maintained a high-quality bias. In our view, investors still were not compensated adequately for the increased credit risk of lower-quality securities. Additionally, the underlying strength of the issuers around the state meant that there were only limited opportunities to add securities rated BBB or below. We continue to navigate these credit quality waters with caution.

     Returns did not benefit from our first half additions of tax-exempt bonds of corporate issuers such as Procter & Gamble, Fort James Paper, and Georgia-Pacific, which were generally among the poorer performers for the past six months. Pressure from taxable markets--the flight to quality mentioned earlier--spilled over to these corporate issuers. We believe these are well-run companies with good prospects and that their bonds should perform well over time.

Outlook

     We believe the forces supporting low inflation will remain intact for the foreseeable future. Despite the economy's strong pace so far in the first quarter, we expect growth to slow to a more modest and sustainable rate later this year. The Federal Reserve appears to have adopted a neutral monetary policy bias in the belief that the economy contains an equal measure of upside and downside risks.

     Thus far in 1999, a decreasing supply of municipal issues combined with strong demand has strengthened prices and helped move tax-exempt yields toward more normal relationships with taxable yields. In Georgia, we also expect a somewhat lower supply than in 1998, which should be positive for bond performance. Overall, however, yields on tax-free bonds, including those issued in Georgia, are still appealing relative to taxable yields on other fixed income securities. Continued low inflation and slower economic growth should be favorable for the tax-free bond market in coming months.

Respectfully submitted,
/s/
Hugh D. McGuirk
Chairman of the Investment Advisory Committee
March 19, 1999

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Highlights
Key statistics

                                                      8/31/98      2/28/99
                                                      -------      -------
Price Per Share                                       $11.04        $11.03
Dividends Per Share
 For 6 months                                           0.25          0.25
 For 12 months                                          0.51          0.50
Dividend Yield *
 For 6 months                                           4.66%         4.63%
 For 12 months                                          4.78          4.67
30-Day Standardized Yield                               4.19          3.95
Weighted Average Maturity (years)                      15.9          15.2
Weighted Average Effective Duration (years)             7.7           7.7
Weighted Average Quality **                              AA-            AA-
--------------------------------------------------------------------------------
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Highlights
SECTOR Diversification

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        8/31/98        2/28/99
                                                        -------        -------
General Obligation - Local                                  11%           13%
Water and Sewer Revenue                                     14            13
Prerefunded Bonds                                           12            13
Hospital Revenue                                             7            10
Nuclear Revenue                                             11             8
Industrial and Pollution Control Revenue                     9             7
General Obligation - State                                   6             7
Housing Finance Revenue                                      8             7
Escrowed to Maturity                                         6             5
Electric Revenue                                             -             4
Dedicated Tax Revenue                                        6             3
Educational Revenue                                          2             3
Air and Sea Transportation Revenue                           2             2
Life Care/Nursing Home Revenue                               2             2
Miscellaneous Revenue                                        2             2
All Other                                                    1             1
Other Assets Less Liabilities                                1             -
                                                           ----           ----
Total                                                      100%           100%
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------
[Placed here is the SEC chart for Georgia Tax-Free Bond Fund]
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Average Annual Compound Total Return
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
================================================================================
                                                                Since  Inception
Periods Ended 2/28/99           1 Year   3 Years   5 Years  Inception       Date
---------------------           ------   -------   -------  ---------       ----
Georgia Tax-Free Bond Fund       5.73%     6.84%     6.47%     6.90%     3/31/93
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                                 Year
                                Ended
                              2/28/99    2/28/98   2/28/97   2/29/96   2/28/95
                              -------    -------   -------   -------   -------
NET ASSET VALUE
Beginning of period         $   10.92 $   10.44  $  10.44  $   9.93  $   10.37
-------------------------------------------------------------------------------
Investment activities
 Net investment income           0.50*     0.51*     0.52*     0.52*      0.51*
 Net realized and
 unrealized gain (loss)          0.11      0.48         -      0.51      (0.39)
-------------------------------------------------------------------------------
 Total from
 investment activities           0.61      0.99      0.52      1.03       0.12
-------------------------------------------------------------------------------
Distributions
 Net investment income          (0.50)    (0.51)    (0.52)     (0.52)    (0.51)
 Net realized gain                 -          -         -         -      (0.05)
-------------------------------------------------------------------------------
 Total distributions            (0.50)    (0.51)    (0.52)     (0.52)    (0.56)
-------------------------------------------------------------------------------
NET ASSET VALUE
===============================================================================
End of period               $   11.03 $   10.92  $  10.44  $  10.44  $    9.93
Ratios/Supplemental=Data=======================================================
Total return**                   5.73%*    9.70%*    5.15%*    10.62%*    1.42%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.65%*    0.65%*    0.65%*    0.65%*     0.65%
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                       4.59%*    4.79%*    5.01%*    5.09%*     5.26%
-------------------------------------------------------------------------------
Portfolio turnover rate         19.9%     49.0%     71.1%     71.5%     170.2%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $ 62,037  $  49,455  $ 38,726  $ 32,500  $  23,338
-------------------------------------------------------------------------------
     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
Statement of Net Assets
                                                          Par           Value
                                                            In thousands
GEORGIA  94.0%
Albany Dougherty Payroll Dev. Auth., Solid
     Waste Disposal
     Procter and Gamble Paper Products
       5.30%, 5/15/26 *                               $      500  $        505
------------------------------------------------------------------------------
Athens-Clarke Residential Care Fac., Wesley
     Woods of Athens
       6.375%, 10/1/27                                       600           611
------------------------------------------------------------------------------
Atlanta Airport Fac.
       Zero Coupon, 1/1/10 *                               1,285           725
------------------------------------------------------------------------------
       6.50%, 1/1/13 (FGIC Insured) *                        500           532
------------------------------------------------------------------------------
Atlanta Special Purpose Fac., Delta Airlines,
     7.90%, 12/1/18 *  415               434
------------------------------------------------------------------------------
Brunswick and Glynn County Dev., Georgia-Pacific
    5.55%, 3/1/26 *                                        1,000           994
------------------------------------------------------------------------------
Burke County Dev. Auth., PCR
    Georgia Power
       VRDN (Currently 3.30%)                                200           200
------------------------------------------------------------------------------
       VRDN (Currently 3.55%)                                200           200
------------------------------------------------------------------------------
       5.75%, 9/1/23 (MBIA Insured)                          550           562
------------------------------------------------------------------------------
    Oglethorpe Power
       7.80%, 1/1/08 (MBIA Insured)
       (Prerefunded 1/1/03+)                                 560           655
------------------------------------------------------------------------------

Cartersville Dev. Auth., PCR, Anheuser Busch,
     6.75%, 2/1/12 *                                       1,000         1,093
------------------------------------------------------------------------------
Chatham County Hosp. Auth., Memorial Medical Center
       5.25%, 1/1/11 (AMBAC Insured)                         500           525
------------------------------------------------------------------------------
Chatham County School Dist., GO
       5.00%, 8/1/10                                       1,000         1,048
------------------------------------------------------------------------------
       6.25%, 8/1/16, (Prerefunded 8/1/03+)                  625           698
------------------------------------------------------------------------------
       6.75%, 8/1/18 (MBIA Insured)
       (Prerefunded 8/1/03+)                                 750           855
------------------------------------------------------------------------------
Cherokee County School Dist., GO, 5.00%, 2/1/14              500           516
------------------------------------------------------------------------------
Cherokee County Water and Sewage Auth.
       5.20%, 8/1/25                                         750           768
------------------------------------------------------------------------------
       5.50%, 8/1/23 (MBIA Insured)                        1,000         1,079
------------------------------------------------------------------------------
Cobb County Hosp. Auth., 4.75%, 4/1/26                     1,000           949
------------------------------------------------------------------------------
Cobb-Marietta Coliseum and Exhibition Hall Auth.
       5.50%, 10/1/18 (MBIA Insured)                         500           538
------------------------------------------------------------------------------
Coffee County Hosp. Auth., Coffee Regional Med. Center
       6.25%, 12/1/06                                        500           522
------------------------------------------------------------------------------
Columbia County, Courthouse/Detention Center
       5.625%, 2/1/20                                 $    1,500  $      1,576
------------------------------------------------------------------------------
Coweta County Residential Care Fac. for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree City
       8.25%, 10/1/26                                        500           575
------------------------------------------------------------------------------

Dalton Dev. Auth., Hamilton Health Care
       5.25%, 8/15/10 (MBIA Insured)                         520           550
------------------------------------------------------------------------------
DeKalb County Dev. Auth., Emory Univ., 6.00%, 10/1/14        550           606
------------------------------------------------------------------------------
Effingham County Dev. Auth., Fort James,
          5.625%, 7/1/18 *                                   500           501
------------------------------------------------------------------------------
Forsyth County School Dist., 5.125%, 7/1/15                  500           516
------------------------------------------------------------------------------
Fulco Hosp. Auth.
    Catholic Health East
       5.25%, 11/15/11 (MBIA Insured)                        500           532
------------------------------------------------------------------------------
       5.25%, 11/15/13 (MBIA Insured)                      1,555         1,628
------------------------------------------------------------------------------
Fulton County
       6.375%, 1/1/14 (FGIC Insured)
       (Escrowed to Maturity)                                600           709
------------------------------------------------------------------------------
Fulton County Dev. Auth., PCR, Special Fac., Delta Airlines
       6.95%, 11/1/12                                        500           541
------------------------------------------------------------------------------
Fulton County Housing Auth., Single Family
       6.55%, 3/1/18 (GNMA Guaranteed) *                     165           177
------------------------------------------------------------------------------
Fulton County School Dist., GO, 6.375%, 5/1/17               830           983
------------------------------------------------------------------------------
Fulton County Water and Sewage
       4.75%, 1/1/28 (FGIC Insured)                        1,000           953
------------------------------------------------------------------------------
       6.25%, 1/1/09 (FGIC Insured)                        1,000         1,158
------------------------------------------------------------------------------
Gainesville Water and Sewage,
     6.00%, 11/15/12 (FGIC Insured)                        1,000         1,150
------------------------------------------------------------------------------

Georgia, GO
       6.30%, 3/1/09                                         425           498
------------------------------------------------------------------------------
       6.50%, 4/1/09                                         550           653
------------------------------------------------------------------------------
       5.25%, 2/1/10                                         500           543
------------------------------------------------------------------------------
Georgia Housing and Fin. Auth.
    Home Ownership, 6.60%, 6/1/25 *                          250           268
------------------------------------------------------------------------------
    Single Family Mortgage
       6.05%, 12/1/16 *                                      500           531
------------------------------------------------------------------------------
       6.125%, 12/1/15                                       420           448
------------------------------------------------------------------------------
       6.25%, 12/1/28 *                                      500           536
------------------------------------------------------------------------------
       6.50%, 12/1/17 (FHA Guaranteed) *                   1,000         1,067
------------------------------------------------------------------------------
       6.60%, 12/1/23 (FHA Guaranteed) *                     555           593
------------------------------------------------------------------------------
       6.65%, 12/1/20 *                                      480           515
------------------------------------------------------------------------------
Georgia Municipal Gas Auth.
    Gas Portfolio, VRDN (Currently 2.95%)             $      800  $        800
------------------------------------------------------------------------------
    Southern Storage Gas, 6.00%, 7/1/04                      500           547
------------------------------------------------------------------------------
Georgia Private Colleges & Univ. Auth.,
     Agnes Scott College
       4.75%, 6/1/28 (MBIA Insured)                          500           476
------------------------------------------------------------------------------
Gwinnett County Water and Sewer Auth., 5.25%, 8/1/18         600           614
------------------------------------------------------------------------------

Hall County School Dist., GO
       6.30%, 12/1/07 (AMBAC Insured)
       (Prerefunded 12/1/04+)                              1,000         1,143
------------------------------------------------------------------------------
Henry County School Dist., GO
       6.00%, 8/1/14 (MBIA Insured)                          330           365
------------------------------------------------------------------------------
Jackson County School Dist., GO
       6.00%, 7/1/14 (MBIA Insured)                        1,000         1,120
------------------------------------------------------------------------------
Lee County Utilities Auth. Water and Sewage
       5.00%, 7/1/18 (FSA Insured)                         1,000           996
------------------------------------------------------------------------------
Macon Water Auth., 5.25%, 10/1/16                            500           516
------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transit Auth.
    Sales Tax
       5.50%, 7/1/17 (MBIA Insured)                        1,000         1,045
------------------------------------------------------------------------------
       6.90%, 7/1/20 (MBIA Insured)
       (Prerefunded 7/1/04+)                               1,300         1,513
------------------------------------------------------------------------------
       7.00%, 7/1/11 (Escrowed to Maturity)                1,335         1,651
------------------------------------------------------------------------------
       7.00%, 7/1/11 (MBIA Insured)
       (Escrowed to Maturity)                                635           786
------------------------------------------------------------------------------
Milledgeville, Water and Sewer,
     6.00%, 12/1/21 (FSA Insured)                            500           573
------------------------------------------------------------------------------
Monroe County Dev. Auth., PCR, Gulf Power
       VRDN (Currently 3.55%)                              1,600         1,600
------------------------------------------------------------------------------

Municipal Electric Auth. of Georgia
       Zero Coupon, 1/1/09                                 1,000           596
------------------------------------------------------------------------------
       5.70%, 1/1/19 (MBIA Insured)                          300           327
------------------------------------------------------------------------------
       6.50%, 1/1/12                                         520           605
------------------------------------------------------------------------------
       6.50%, 1/1/12 (Prerefunded 1/1/08+)                   165           194
------------------------------------------------------------------------------
       6.60%, 1/1/18                                       1,035         1,219
------------------------------------------------------------------------------
       7.25%, 1/1/24 (AMBAC Insured)                       1,000         1,316
------------------------------------------------------------------------------
Paulding County
    Water and Sewer, 6.00%, 12/1/13 (MBIA Insured)    $    1,000  $      1,149
------------------------------------------------------------------------------
    School Dist., GO, 6.00%, 2/1/13 (MBIA Insured)         1,000         1,143
------------------------------------------------------------------------------
Peach County School Dist., GO,
     6.40%, 2/1/19 (MBIA Insured)                            500           573
------------------------------------------------------------------------------
Private Colleges and Universities Auth., Emory Univ.
       5.25%, 11/1/13                                        500           525
------------------------------------------------------------------------------
Putnam County Dev. Auth., PCR, Georgia Power
     Plant Branch Project
       VRDN (Currently 3.15%)                                200           200
------------------------------------------------------------------------------
Rockdale County Dev. Auth., Solid Waste Disposal,
     Visy Paper
       7.40%, 1/1/16 *                                       475           505
------------------------------------------------------------------------------
Rockdale County School Dist., GO, 6.50%, 1/1/09            1,000         1,134
------------------------------------------------------------------------------
Savannah Economic Dev. Auth., Union Camp, 6.15%, 3/1/17      500           565
------------------------------------------------------------------------------

Savannah Hosp. Auth.
       5.00%, 7/1/18 (FSA Insured)                           500           495
------------------------------------------------------------------------------
       5.25%, 7/1/13 (FSA Insured)                         1,000         1,048
------------------------------------------------------------------------------
Smyrna Downtown Dev. Auth.
       6.70%, 2/1/20 (MBIA Insured)
       (Prerefunded 2/1/05+)                               1,000         1,161
------------------------------------------------------------------------------
Total Georgia (Cost  $54,964)                                           58,316

PUERTO=RICO==5.8%=============================================================

Puerto Rico, GO, Public Improvement, 4.50%, 7/1/23         1,000           918
------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
       6.625%, 7/1/12 (FSA Insured)                        1,000         1,096
------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
       5.50%, 7/1/21 (FSA Insured)                         1,000         1,051
------------------------------------------------------------------------------
Puerto Rico Public Building Auth., GO, Gov't. Fac.
       5.25%, 7/1/21                                         500           502
------------------------------------------------------------------------------
Total Puerto Rico (Cost  $3,409)                                         3,567

Total Investments in Securities
 99.8% of Net Assets (Cost  $58,373)                              $     61,883

 Other Assets Less Liabilities                                             154
 NET ASSETS                                                       $     62,037
 Net Assets Consist of:
 Accumulated net investment income - net of distributions $ 1 Accumulated net realized gain/loss - net of distributions (429) Net unrealized gain (loss) 3,510 Paid-in-capital applicable to 5,626,809 no par value shares of beneficial interest outstanding; unlimited number of shares authorized 58,955
 NET ASSETS                                                       $     62,037
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
In thousands
                                                Year
                                               Ended
                                             2/28/99
=Investment=Income===========================================
 Interest income                             $  2,875
-------------------------------------------------------------
 Expenses
  Investment management                           157
  Custody and accounting                           96
  Shareholder servicing                            64
  Prospectus and shareholder reports               12
  Legal and audit                                  11
  Registration                                      8
  Trustees                                          6
  Miscellaneous                                     3
-------------------------------------------------------------
  Total expenses                                  357
  Expenses paid indirectly                         (1)
-------------------------------------------------------------
  Net expenses                                    356
-------------------------------------------------------------
 Net investment income                          2,519
-------------------------------------------------------------
=Realized=and=Unrealized=Gain=(Loss)=========================
 Net realized gain (loss)
  Securities                                      239
  Futures                                           6
-------------------------------------------------------------
  Net realized gain (loss)                        245
 Change in net unrealized gain or loss on securities  258
-------------------------------------------------------------
 Net realized and unrealized gain (loss)          503
-------------------------------------------------------------
 INCREASE (DECREASE) IN NET
=============================================================
 ASSETS FROM OPERATIONS                      $  3,022

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
In thousands
                                                           Year
                                                          Ended
                                                        2/28/99        2/28/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    2,519    $     2,093
   Net realized gain (loss)                                 245            323
   Change in net unrealized gain or loss                    258          1,669
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      3,022          4,085
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (2,519)        (2,093)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           20,966         15,932
   Distributions reinvested                               1,991          1,573
   Shares redeemed                                      (10,878)        (8,768)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    12,079          8,737

==Net=Assets===================================================================
  Increase (decrease) during period                      12,582         10,729
  Beginning of period                                    49,455         38,726

  End of period                                      $   62,037    $    49,455
===============================================================================
*  Share information
   Shares sold                                            1,909          1,494
   Distributions reinvested                                 181            148
   Shares redeemed                                         (993)          (821)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              1,097            821

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 1999
Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $20,637,000 and $10,611,000, respectively, for the year ended February 28, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund utilized capital loss carryforwards of $247,000 in fiscal 1999. As of February 28, 1999, the fund has capital loss carryforwards for federal income tax purposes of $363,000, all of which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $58,373,000. Net unrealized gain aggregated $3,510,000 at period-end, of which $3,555,000 related to appreciated investments and $45,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $15,000 was payable February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $74,000 of management fees were not accrued by the fund for the year ended February 28, 1999. Additionally, $78,000 of unaccrued management fees related to a prior period are subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $119,000 for the year ended February 28, 1999, of which $10,000 was payable at period-end.

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

     To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's  dividend  income  included   $2,468,000   which  qualified  as
exempt-interest dividends.

================================================================================
Investment Services And Information
    KNOWLEDGEABLE SERVICE REPRESENTATIVES
    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
    In Person  Available in T. Rowe Price Investor Centers.

    ACCOUNT SERVICES
    Checking Available on most fixed income funds ($500 minimum). Automatic Investing From your bank account or paycheck.
    Automatic Withdrawal  Scheduled, automatic redemptions.
    Distribution Options Reinvest all, some, or none of your distributions.
    Automated 24-Hour Services Including Tele*Access[registration mark] and the T. Rowe
    Price Web site on the Internet. Address: www.troweprice.com

    BROKERAGE SERVICES*
    Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENT INFORMATION
    Combined Statement Overview of all your accounts with T. Rowe Price. Shareholder Reports Fund managers' reviews of their strategies and results.
    T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
    Performance Update Quarterly review of all T. Rowe Price fund results.
    Insights Educational reports on investment strategies and financial markets.
    Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F92-050  2/28/99